UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2014

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 7, 2014, Pharmacyclics, Inc. (the “Company”) announced that the independent Data Monitoring Committee recommended that the Company’s Phase III study of IMRUVICA™ (ibrutinib) versus ofatumumab be stopped early based on statistically significant improvement in progression free survival and overall survival.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information contained on the websites referenced in the press release are not incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1
Independent Data Monitoring Committee recommends Phase III study of IMBRUVICA™ (ibrutinib) versus ofatumumab be stopped early based on statistically significant improvement in progression free survival and overall survival

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2014

PHARMACYCLICS, INC.

By:	/s/ Manmeet Soni
	Name:	Manmeet Soni
	Title:	Executive Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1
Independent Data Monitoring Committee recommends Phase III study of IMBRUVICA™ (ibrutinib) versus ofatumumab be stopped early based on statistically significant improvement in progression free survival and overall survival